SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 19, 2000


                                    CITICORP

               (Exact name of registrant as specified in charter)



       DELAWARE                         1-5738                06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 2000 and June 30, 1999. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated July 19, 2000. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME              CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)
                                        Second Quarter          Six Months
                                       ----------------      ----------------
                                        2000      1999         2000     1999
                                       ----------------      ----------------
INTEREST REVENUE
Loans, including Fees                  $6,506   $5,544      $12,476  $11,364
Deposits with Banks                       276      262          532      494
Federal Funds Sold and Securities
  Purchased Under Resale Agreements        99       97          171      238
Securities, including Dividends           786      855        1,611    1,995
Trading Account Assets                    256      212          470      374
Loans Held For Sale                       172      147          291      286
                                       ---------------       ----------------
                                        8,095    7,117       15,551   14,751
                                       ---------------       ----------------

INTEREST EXPENSE
Deposits                                3,198    2,567        6,001    5,432
Trading Account Liabilities                14       19           33       38
Purchased Funds and Other Borrowings      626      463        1,090    1,145
Long-Term Debt                            456      432          931      932
                                       ---------------       ----------------
                                        4,294    3,481        8,055    7,547
                                       ---------------       ----------------

NET INTEREST REVENUE                    3,801    3,636        7,496    7,204
                                       ---------------       ----------------

PROVISION FOR CREDIT LOSSES               711      790        1,462    1,519
                                       ---------------       ----------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES           3,090    2,846        6,034    5,685
                                       ---------------       ----------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                    2,343    1,859        4,498    3,554
Foreign Exchange                          398      368          820      856
Trading Account                           311      138          680      442
Securities Transactions                   252      151          297      174
Other Revenue                             746      852        2,760    1,614
                                       ---------------       ----------------
                                        4,050    3,368        9,055    6,640
                                       ---------------       ----------------

OPERATING EXPENSE
Salaries                                1,734    1,541        3,429    3,102
Employee Benefits                         318      322          640      640
                                       ---------------       ----------------
  Total Employee Expense                2,052    1,863        4,069    3,742
Net Premises and Equipment Expense        627      628        1,271    1,232
Restructuring-Related Items {a}             4       47           24      126
Other Expense                           1,797    1,666        3,708    3,287
                                       ---------------       ----------------
                                        4,480    4,204        9,072    8,387
                                       ---------------       ----------------

INCOME BEFORE TAXES                     2,660    2,010        6,017    3,938
Income Taxes                              993      756        2,205    1,480
                                       ---------------       ----------------
NET INCOME                             $1,667   $1,254      $ 3,812  $ 2,458
                                       ---------------       ----------------


{a} Includes a restructuring charge of $22 million in the 2000 second quarter, credits for the reversal of prior charges of $47 million in the 2000 second quarter, and accelerated depreciation charges of $29 million and $49 million in the 2000 second quarter and six months, respectively, and $47 million and $126 million in the 1999 second quarter and six months, respectively.

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: July 20, 2000